Exhibit 10.31

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (the "AGREEMENT") is made as of March 18, 2004, by and between IA GLOBAL INC., a corporation organized and existing under the laws of the State of Delaware (the "INVESTOR") and Mr. Hiroyuki Ejima (the "SELLER"), relating to the exchange of the Investor's common stock ("INVESTOR STOCK") for shares (the "COMPANY SHARES") of Rex Tokyo Co., Ltd. a corporation organized and existing under the laws of Japan (the "COMPANY"), held by the Seller, (the "SELLER SHARES").

                    P R E L I M I N A R Y S T A T E M E N T S

         A. The Investor desires to exchange the Investor Stock with the Seller for their Seller Shares;

         B. The Seller desire to exchange their Seller Shares with the Investor for the Investor Stock; and

         C. The Investor and the Seller desire to set forth in writing their agreements and understandings with respect to the Investor Stock and Seller Shares, and to matters ancillary thereto in this Agreement and in a Stockholders' Agreement, dated as of the same date hereof, among the parties hereto and such other holders of Company Shares as set forth therein (the "STOCKHOLDERS' AGREEMENT");

         NOW, THEREFORE, for and in consideration of the premises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do covenant, agree, represent, warrant, and stipulate as follows:

                                A G R E E M E N T

1. PURCHASE

         1.1. EXCHANGE OF INVESTOR STOCK FOR SELLER SHARES. Subject to the terms and conditions set forth herein, the Investor hereby agrees to exchange with the Seller one hundred and fifty (150) Seller Shares, in consideration for its transfer of Investor Stock to the Seller in the amount of Four Hundred and Sixty Two Thousand (462,000) Shares, and the Seller hereby agrees to exchange the Seller Shares with the Investor in consideration for that number of shares of Investor Stock (the "EXCHANGE"). The Exchange shall take place within five business days of the date hereof (such date on which the Exchange takes place is the "CLOSING Date").

         1.2. ISSUANCE OF CERTIFICATES REPRESENTING THE INVESTOR STOCK. Certificates representing the shares of Investor Stock, each duly endorsed in blank will be delivered to the Seller concurrent with the Investor's receipt of the Seller Shares.

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         1.3. TRANSFER OF CERTIFICATES REPRESENTING THE SELLER SHARES.
Certificates representing the Seller Shares, each duly endorsed in blank or with stock powers effecting such transfer, will be delivered to the Investor concurrent with the Sellers' receipt of the Investor Stock.

2. REPRESENTATION AND WARRANTIES OF THE SELLERS

         The Seller represents and warrants to the Purchaser as follows:

         2.1. ORGANIZATION, EXECUTION AND DELIVERY; VALID AND BINDING AGREEMENTS. The Seller is an individual with the capacity to enter into this Agreement. The Seller has duly executed and delivered this Agreement and, assuming that this Agreement is the legal, valid and binding agreement of the Investor, this Agreement constitutes, and all other agreements and obligations to be entered into and undertaken in connection with the transactions contemplated hereby to which such Seller is a party will constitute, the valid and binding obligations of such Seller, enforceable against him, her or it in accordance with their respective terms.

         2.2. AUTHORITY; NO BREACH. The Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder (including all right, power, capacity and authority to sell, transfer, and convey such Seller's Seller Shares, subject to applicable federal and state securities law restrictions). The execution, delivery and performance by each Seller of this Agreement and the agreements provided for herein, and the consummation by each Seller of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, directly or indirectly contravene, conflict or result in a violation of any provision of such Seller's organizational or formation documents, if such Seller is an entity.

         2.3. OWNERSHIP OF SELLER SHARES. The Seller has good and marketable title to such Seller's Seller Shares, free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, security interests, options and adverse claims or rights whatsoever. Upon consummation of the purchase contemplated hereby, the Investor will acquire from the Seller good and marketable title to such Seller's Seller Shares, free and clear of all covenants, conditions, restrictions, voting trust arrangements, security interests, options and adverse claims or rights whatsoever.

         2.4. INVESTMENT. The Seller is acquiring its portion of the Investor Stock for his, her or its own account, for investment purposes, and with no present view toward, or for resale.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor hereby represents and warrants to the Seller as follows:

         3.1. ORGANIZATION, EXECUTION AND DELIVERY; VALID AND BINDING AGREEMENTS. The Investor is an organization that is validly existing and in good standing under the laws of its respective jurisdiction of organization. The Investor has duly executed and delivered this Agreement and, assuming that this Agreement is the legal, valid and binding agreement of the Sellers, this

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Agreement constitutes, and all other agreements and obligations to be entered into and undertaken in connection with the transactions contemplated hereby to which the Investor is a party will constitute, the valid and binding obligations of the Investor, enforceable against him, her or it in accordance with their respective terms.

         3.2. AUTHORITY; NO BREACH OR CONFLICTS. The Investor has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder (including all right, power, capacity and authority to sell, transfer, and convey the Investor Stock, subject to applicable federal and state securities law restrictions). The execution, delivery and performance by the Investor of this Agreement and the agreements provided for herein, and the consummation by the Investor of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, directly or indirectly contravene, conflict or result in a violation of any provision of the Investor's organizational or formation documents. The Investor Stock, when issued in compliance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will have the rights, preferences, privileges and restrictions as described in the Investor's certificate of incorporation. The Investor Stock will be free of any liens or encumbrances. The issuance of the Investor Stock is not subject to any preemptive right or right of first refusal.

         3.3. OWNERSHIP OF INVESTOR STOCK. The Investor has good and marketable title to the Investor Stock, free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, security interests, options and adverse claims or rights whatsoever. Upon consummation of the exchange contemplated hereby, the Seller will acquire from the Investor good and marketable title to such Seller's portion of the Investor Stock, free and clear of all covenants, conditions, restrictions, voting trust arrangements, security interests, options and adverse claims or rights whatsoever.

         3.4. INVESTMENT. The Investor is acquiring the Seller Shares for its own account, for investment purposes, and with no present view toward, or for resale.

4. CLOSING DATE DELIVERIES

         The obligations of the parties under this Agreement are subject to the delivery, at or before the Closing Date, of the following documents and instruments:

         4.1. SELLERS' DELIVERIES. The Investor shall have received at or prior to the Closing Date (a) stock certificates representing the Company Shares, duly endorsed in blank or with stock powers effecting such transfer, and (b) a copy of (i) the Stock Purchase Agreement, dated as of the date hereof, among the Company, the Investor and certain other purchasers named therein, duly executed by each of the other parties thereto and (ii) the Stockholders' Agreement, dated as of the date hereof, among the Company, the Investor, and certain other holders of Company Shares, duly executed by each of the other parties thereto.

         4.2. INVESTOR DELIVERIES. The Seller shall have received at or prior to the Closing Date stock certificates representing the Investor Stock duly endorsed in blank or with stock powers effecting such transfer.

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5. CONTINUING COVENANTS.

         From and after the execution and delivery of this Agreement, the parties agree as follows:

         5.1. GENERAL. Each of the parties will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

         5.2. NOTICES AND CONSENTS. The parties will give any required notices to third parties, and the parties will use their respective best efforts to obtain any third party consents, that may reasonably be required in order to secure any required approval of the transactions described herein. Each of the parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments, governmental agencies, quasi-regulatory agencies and self-regulatory organizations that may reasonably be required in order to consummate the transactions described herein.

         5.3. NOTICE OF DEVELOPMENTS. Each party will give prompt written notice to the other party of any material adverse development causing a breach of any of its own representations and warranties in this Agreement.

6. MISCELLANEOUS

         6.1. REMEDIES CUMULATIVE; REMEDIES NOT WAIVED. No remedy herein conferred upon the parties is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealing between the parties, nor any delay on the part of the parties in exercising any rights hereunder, shall operate as a waiver of any of the rights of any of the parties, either individually or in the aggregate.

         6.2. WAIVER AND AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto.

         6.3. ASSIGNABILITY. The Investor may assign or transfer this Agreement or its rights hereunder upon prior written notice to the Seller.

         6.4. SURVIVAL OF AGREEMENTS, PARTIES IN INTEREST, ETC. All agreements, representations and warranties made by the parties herein or in any certificate or other document delivered to the parties in connection with this Agreement, shall survive the execution and delivery of this Agreement for a period of one
(1) year.

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         6.5. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered or certified mail (return receipt requested and postage prepaid), transmitted by telecopier, or delivered by hand, by messenger or by a recognized overnight delivery service, addressed as follows, or to such other address as such party may have from time to time furnished to the other party in writing:

                  If to the Investor:   IA Global, Inc.
                                        533 Airport Blvd. Suite 401
                                        Burlingame, CA 94010
                                        Fax: 1-650-685-2404

                  If to the Investor:   Mr. Hiroyuki Ejima
                                        1-30-1 Nihon Dutumi
                                        Taito-ku, Tokyo
                                        Japan
                                        Fax: 03-3873-7799

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if sent by registered or certified mail, the earlier of receipt and five (5) business days after dispatch, (ii) if transmitted by telecopier, on the business day of confirmed receipt by the addressee thereof, and (iii) if delivered in person or by overnight courier, on the business day delivered.

         6.6. EXPENSES. Each party shall pay its expenses, including attorneys fees, in connection with this Agreement and the transactions contemplated hereby.

         6.7. COUNTERPARTS. This Agreement may be executed in several counterparts, and each executed copy shall constitute an original instrument, but all such counterparts shall together constitute but one and the same instrument.

         6.8. HEADINGS; CONSTRUCTION. The headings of the several sections, divisions or subsections of this Agreement shall not be construed to constitute any part or to affect the meaning of any such sections, divisions or subsections. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption of burden of proof shall arise favoring or not favoring any party by virtue of the authorship of any of the provisions of this Agreement.

         6.9. SEVERABILITY. If any provision of this Agreement or portion of any provision, or the application thereof to any person or circumstance, shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or the remainder of such provision and the application thereof to other persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

         6.10. GOVERNING LAW. This Agreement, all exhibits and amendments hereto, shall be governed in all respects under the internal laws of the State of Delaware applicable to agreements made and to be performed wholly in the State of Delaware (excluding any such law which may direct the application of

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the laws of any other jurisdiction). The parties hereby submit to the exclusive jurisdiction of the state and federal courts of the State of Delaware and with venue in Wilmington, Delaware for the confirmation and enforcement of any arbitration award relating to any dispute arising from or in connection with this Agreement, including the validity, execution, performance and enforcement hereof, and any matter relating hereto or relating to the relationship between the parties that was created or contemplated hereunder. The parties agree that they will not resort to the courts or other governmental agencies of any other jurisdiction for the resolution of any such dispute or controversy and agree to service by mail and waives any requirements of personal service. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         6.11. COMPLIANCE REQUIRED. The obligations of each of the parties arising pursuant to this Agreement shall be expressly conditioned upon the full compliance by the other party hereto with the terms set forth herein and in the ancillary agreements referenced herein.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective corporate officers thereunto duly authorized on the day and year first above written.



INVESTOR:

IA GLOBAL, INC.

By: /s/ Alan Margerison /s/
Name: ALAN MARGERISON
Title: PRESIDENT / CEO



SELLER:

/s/ Hiroyuki Ejima /s/
Mr. Hiroyuki Ejima



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